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                                                                    EXHIBIT 10.1




                   AMENDMENT No. 3 TO SHAREHOLDERS AGREEMENT




            This Amendment No. 3 to Shareholders Agreement (this "Amendment") dated as of December 28, 1992 is by and among Enron Pipeline Company - Argentina S.A., an Argentine corporation ("Enron Argentina"), Citicorp Equity Investments S.A., an Argentine corporation ("Citicorp Argentina"), Compania Naviera Perez Companc S.A.C.F.I.M.F.A., an Argentine corporation ("Perez Companc"), and Argentina Private Development Trust Company Limited, a Cayman Islands corporation ("APDT").

            Enron Argentina, Citicorp Argentina and Perez Companc have entered into a Shareholders Agreement dated as of November 13, 1992, which Agreement has heretofore been amended by that certain Amendment No. 1 to Bid Agreement, Owners Agreement and Shareholders Agreement among Enron Argentina, Citicorp Argentina, Perez Companc and APDT also dated as of November 13, 1992, that certain Amendment No. 2 to Bid Agreement and Shareholders Agreement and Amendment No. 4 to Owners Agreement among Enron Argentina, Citicorp Argentina, Perez Companc and APDT dated as of December 28, 1992 (said Shareholders Agreement with its Amendments will be hereinafter referred to as the "Shareholders Agreement"). Such parties now wish to amend the Shareholders Agreement as hereinafter set forth.

            In consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

        1. Effective as of the date hereof, the option granted to Enron Argentina in Section III of the Shareholders Agreement (the "Option") is terminated and null and void. Consequently, the provisions of Section III of the Shareholders Agreement will not be in force and effect and Enron Argentina will not have the rights set forth therei

        2. Section III of the Shareholders Agreement is hereby deleted in its entirety

        3. Except as amended by this Amendment No. 3, the Shareholders Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

        4. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed as of the date first written above.

Enron Pipeline Company - Argentina S.A.

By:/s/
      ---------------------------

Name:
      ---------------------------

Title:
      ---------------------------


Citicorp Equity Investments S.A.

By:/s/
      ---------------------------

Name:
      ---------------------------

Title:
      ---------------------------

Compania Naviera Perez Companc S.A.C.F.I.M.F.A.

By:/s/
      ---------------------------

Name:
      ---------------------------

Title:
      ---------------------------


Argentina Private Development Trust Company Limited

By:/s/
      ---------------------------

Name:
      ---------------------------

Title:
      ---------------------------